SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 9, 1997


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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             Alabama                1-3164                     63-0004250
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  (State or other jurisdiction   (Commission File   (IRS Employer Identification
        of incorporation)           Number)                   No.)


 600 North 18th Street, Birmingham, Alabama                         35291
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (205) 250-1000
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                                     N/A
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     (Former name or former address, if changed since last report.)

Item 5.         Other Events.
                On January 9, 1997, Alabama Power Company (the "Company") and Alabama Power Capital Trust II (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 8,000,000 7.60% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-17333, 333-17333-01, 333-17333-02 and 333-17333-03) of the Company and
the Trust. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
   (c) Exhibits.
      1 Underwriting Agreement, dated January 9, 1997, among the Company, the Trust and Merrill Lynch, Pierce,
                 Fenner & Smith Incorporated.

    4.1 Subordinated Note Indenture dated as of January 1, 1997, between the Company and The Chase Manhattan Bank, as Trustee.

    4.2          Supplemental Indenture dated as of January 1,
                 1997, providing for the issuance of the Company's Series B 7.60% Junior Subordinated Notes due
                 December 31, 2036.

    4.5          Amended and Restated Trust Agreement of Alabama Power Capital
                 Trust II.

    4.6 Form of Preferred Security of Alabama Power Capital Trust II (included in Exhibit 4.5 above).

   4.7           Form of Series B 7.60% Junior Subordinated Note (included in
                 Exhibit 4.2 above).

   4.8           Guarantee Agreement relating to Alabama Power Capital Trust II.

   4.9 Agreement as to Expenses and Liabilities relating to Alabama Power Capital Trust II (included in Exhibit 4.5 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     January 15, 1997                ALABAMA POWER COMPANY



                                          By       /S/  Wayne Boston
                                                         Wayne Boston
                                                      Assistant Secretary